UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2016

Date of reporting period:  August 31, 2016

Item 1. Reports to Stockholders.

Advantus Dynamic Managed Volatility Fund
Class A Shares – AVMNX
Institutional Class Shares – VVMIX

Advantus Managed Volatility Equity Fund
Class A Shares – AMENX
Institutional Class Shares – VMEIX

Advantus Short Duration Bond Fund
Investor Class Shares – ABSNX
Institutional Class Shares – VBSIX

Advantus Strategic Dividend Income Fund
Class A Shares – ASDNX
Institutional Class Shares – VSDIX

Annual Report

www.advantusfunds.com	August 31, 2016

ADVANTUS FUNDS

October 26, 2016

Advantus Dynamic Managed Volatility Fund

Managers:
David Kuplic, CFA and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period beginning September 28, 2015 (inception) and ending August 31, 2016, the Advantus Dynamic Managed Volatility Fund (the “DMV Fund”) Institutional Class returned 9.75 percent and the DMV Class A returned 9.56 percent, underperforming the DMV Benchmark return of 12.72 percent.  The Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 7.45 percent compared to the DMV Benchmark’s realized volatility of 8.29 percent.  For comparison, the S&P 500 Index (dividend adjusted) (“S&P 500”) was up 17.62 percent with a volatility of 14.44 percent over the same period.

STRATEGY UPDATE

Given the modestly lower-than-average realized S&P 500 volatility, the DMV Fund averaged a 60.2 percent equity allocation for the period, almost on top of its nominal 60-40 allocation. The minimum equity allocation was 32.0 percent, and the maximum equity allocation was 85.4 percent, as a result of the lull in volatility during August 2016. It is worth noting that the DMV Fund was very well positioned for the early 2016 market volatility, averaging a 38.6 percent equity allocation from December 31, 2015 through February 11, 2016, over which period the S&P 500 return was -10.3 percent. In contrast, the DMV Fund was approximately 16 percent underweight equity during the rapid equity snapback after Brexit. During this period (June 28, 2016 – July 22, 2016), the S&P 500 Index returned 6.95%.

MARKET SECTOR UPDATE

The S&P 500 showed some turbulence in the fourth quarter of 2015 and then again into January 2016. All eyes were on commodity prices during the period as they continued to fall, with West Texas Intermediate (“WTI”) crude oil down another 19.4 percent in the fourth quarter. With the Federal Reserve Board’s (the “Fed”) miniscule rate increase in December, the speculation about when they would increase rates was pacified, and the continued accommodative monetary policy from the European Central Bank and Bank of Japan further soothed market fears that, given the commodity rout, could have resulted in a broad and deep selloff. All told, the S&P only lost around 11% between November 2015 and February 2016. By June, it had completely erased these losses.

We also believe a similar narrative played out surrounding Brexit. The United Kingdom (“UK”) is the fifth largest economy in the world, and estimates of Brexit’s impact on UK GDP are universally negative. For example, both the Organization for Economic Cooperation and Development (OECD) and British Chambers of Commerce cut their GDP growth forecast for 2017 by approximately 50%, from around 2% to 1%. The immediate reaction to the Brexit vote was a global equity selloff, with major indices down 5-9% in the week following the vote. But, by mid-July, the S&P 500, Nikkei 225 Index, and FTSE 100 Index all eclipsed their pre-Brexit values. The Eurostoxx 50 Index joined this club by mid-August.

The prevailing market sentiment appears to be risk-on, with high yield credit spreads, represented by the Bloomberg Barclays U.S. Corporate High Yield Index, grinding down from a peak of 8.4% in February 2016 to under 5% now, the CBOE Volatility Index (“VIX”) currently well below its historical average, and the S&P 500 within approximately 1% of its all-time high. We believe this sentiment is a product of Central Bank action as much as any fundamental justification for current asset prices.

ADVANTUS FUNDS

OUTLOOK

Given the recent history we described, and the fact that the current global monetary policy will persist into 2017, we expect low-to-average equity volatility. Event risk is omnipresent, of course, and a scenario like the collapse of Deutsche Bank would definitely ripple through the global financial system. But until the three major Central Banks materially tighten their monetary policies, we do not think a true bear market—down 20% or more—is likely. We also do not foresee a regime switch to persistently higher volatility.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocation of the DMV Fund. We will aim to de-risk when we believe volatility will be higher, and aim to re-risk when we believe volatility will be low.

ADVANTUS FUNDS

October 26, 2016

Advantus Managed Volatility Equity Fund

Managers:
David Kuplic, CFA and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period beginning September 28, 2015 (inception) and ending August 31, 2016, the Advantus Managed Volatility Equity Fund (the “MVE Fund”) Institutional Class returned 10.10 percent and the MVE Class A returned 9.86 percent, underperforming the MVE Benchmark return of 15.08 percent.  The MVE Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 7.69 percent compared to the MVE Benchmark’s realized volatility of 8.48 percent.  For comparison, the S&P 500 Index (dividend adjusted) (“S&P 500”) was up 17.62 percent with a volatility of 14.44 percent over the same period.

STRATEGY UPDATE

During this initial fiscal period, the MVE Fund had no trouble deploying money as contributions arrived. The iShares ETFs and S&P 500 futures the fund invests in both exhibited ample liquidity to accommodate execution of the MVE Fund strategy. Apart from the period preceding Brexit (6/23/2016), we maintained the allocation of 50% domestic, and 35% international, cash equity for the entire period. Just before the Brexit vote, we made a modest shift away from European equity, bringing the domestic and international allocations to 55% and 30%, respectively. Shortly after Brexit, we returned the MVE Fund to its original allocation. This allocation shift produced approximately 0.19% of outperformance relative to the original allocation.

The MVE Fund averaged approximately 71% equity allocation over the period. At inception, the MVE Fund dropped to 48% equity given the elevated equity volatility of August and September of 2015. Another period of elevated equity volatility was December 2015 through February 2016, and so the MVE Fund maintained a lower equity allocation during this period as well, ranging from 38% to 75%. This lower equity allocation produced outperformance, as the S&P 500 Index fell by 12.6% over the period. Volatility remained somewhat elevated through the subsequent rally (February 12, 2016 – June 30, 2016). During this period, the MVE Fund averaged a 72% equity exposure, the S&P 500 Index returned 15.7%, and so the lower equity exposure led to underperformance.

MARKET SECTOR UPDATE

Over the fiscal period, equity markets across the globe experienced volatility mostly in line with historical averages. The S&P 500, Eurostoxx 50 Index, and Deutsche Boerse AG German Stock Index came in below their long-run averages; the FTSE 100 Index and Nikkei 225 Index came in a bit above. This fact may be surprising, given the commodity “crisis” of late 2015 and the Brexit vote in mid-2016. These events temporarily introduced stress in the market, as evidenced by transient volatility spikes, widening credit spreads, and escalating default rates, particularly in the energy sector. However, the three major Central Banks--the Federal Reserve (the “Fed”), the European Central Bank (“ECB”), and the Bank of Japan (“BOJ”) – all maintained their accommodative policy stances. The Fed raised rates only once, and by only 0.25%; the ECB and BOJ continued and expanded their asset purchase programs while maintaining zero-to-negative rates. We believe the extreme monetary policy across the globe suppressed equity volatility, and will continue to do so.

Another consequence of this unusual monetary policy and resulting low interest rates is the current so-called “search for yield”; because of the inadequate yields currently provided by fixed income securities, many market participants are moving to more risky investments, such as high dividend equities and REITs, to meet their return

ADVANTUS FUNDS

and income requirements. This search for yield, perhaps combined with a broad desire to hold more defensive equity in preparation for the end of this long bull market, has modestly driven up fundamental valuations of some of the low volatility holdings of the MVE Fund. For example, the MSCI USA Minimum Volatility Index outperformed the S&P 500 Index by 7.70% over the period September 28, 2015 – June 30, 2016. Over the next two months ending August 31, 2016, the MSCI USA Minimum Volatility Index underperformed the S&P 500 Index by 4.30%.

OUTLOOK

Going forward, we expect low-to-average equity volatility. Event risk is omnipresent, of course, and a scenario like the collapse of Deutsche Bank would definitely ripple through the global financial system. But until the three major Central Banks materially tighten their monetary policies, we do not think a true bear market—down 20% or more—is likely. We also do not foresee a regime switch to persistently higher volatility.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocation of the MVE Fund. We will aim to de-risk when we believe volatility will be higher, and aim to re-risk when we believe volatility will be low.

ADVANTUS FUNDS

October 26, 2016

Advantus Short Duration Bond Fund

Managers:
Thomas Houghton, CFA, David Land, CFA, and Jane Wyatt, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the 12-month period ending August 31, 2016, the return of the Advantus Strategic Short Duration Bond Fund (the “SDB Fund”) Institutional Class was 1.45 percent, underperforming Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 1.50 percent.  Additionally, the return of the Fund’s Investor Class was 1.29 percent. The SDB Fund’s overweight exposure to energy company bonds contributed to the underperformance in the first several months of the fiscal year. From March through August, the SDB Fund’s performance rebounded due primarily to its overweight exposure to the non-government fixed income sectors, particularly corporate bonds and asset-backed securities.

STRATEGY

The SDB Fund began the fiscal year with heavy allocations to corporate bonds, taking advantage of attractive yields relative to Treasuries in the short end of the market. In the second quarter, we reduced the SDB Fund’s corporate bond exposure to take advantage of spread tightening in certain sectors.  We continued to find better value in the non-government sectors and the new issue market for corporate bonds and asset-backed securities has been robust.

The SDB Fund maintained its overweight exposure to commercial mortgage backed securities, reduced positions in asset backed securities (“ABS”) related to auto loan receivables, credit card, and other receivables. Yields on these types of high-quality ABS have shrunk in the short end and, in our opinion, no longer provide as much value as they did earlier in the year.

MARKET SECTOR UPDATE

Following the Federal Reserve’s (the “Fed”) rate increase in December, expectations for further increases quickly dissipated due to a much slower economic growth picture that developed early in 2016, as well as other global macro factors that weighed on markets. The implications of the Brexit vote was a significant event mid-year that was felt in the markets and influenced global monetary policy.

In the second quarter, interest rates fell at every major maturity point.  Corporate bond and other non-government bond spreads narrowed as the markets recovered from the February correction.  There has been strong demand in the non-government sector, including from foreign investors.  The European Central Bank maintained and the Bank of Japan adopted a negative interest rate policy during the year, sending investors on a global search for yield.

OUTLOOK

For the economy, we believe it’s more of the same with both low and disappointing growth, along with low inflation.  Corporate leverage has been rising, but as long as the Fed is hesitant to upset the markets and the economy remains lackluster, easy money policies are likely to continue.

We expect more of the same for interest rates, and while the Fed may yet raise rates before the end of the year, the action would be contrary to the other central bank policy around the world. Unless U.S. economic growth picks up, we don’t expect much follow-through on further rate rises.

The November election is definitely on the minds of investors as we head into the final stages of the U.S. Presidential race.  We don’t believe that the market expects any significant policy change, however, both candidates appear to favor a retreat from the global stage on trade and the Trans Pacific Partnership. While perhaps merited for political reasons this anti-trade sentiment could be a negative for the economy and markets.

ADVANTUS FUNDS

October 26, 2016

Advantus Strategic Dividend Income Fund

Managers:
Joseph Betlej, CFA, Lowell Bolken, CFA, and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the 12-month period ending August 31, 2016, the return of the Advantus Strategic Dividend Income Fund’s (the “SDI Fund”) Institutional Class was 16.59 percent, underperforming the SDI Benchmark return of 17.03 percent. Additionally, the return of the SDI Fund’s Class A share was 16.40 percent.  For comparison, the S&P 500 Index (dividend adjusted) was up 12.55 percent during the fiscal year ended August 31, 2016. The SDI Fund’s dividend yield and relative volatility were consistent with expectations.

STRATEGY

Economic conditions, interest rate volatility, and sector fundamentals provided opportunities to shift SDI Fund exposures between its targeted sectors. As the year progressed, the SDI Fund’s exposure to the Real Estate Investment Trust (“REIT”) sector increased, until we saw the REIT market generate rich valuations relative to their fundamental strength. At that point, REIT weight in the portfolio was reduced.  The gradually decreasing yield environment gave a boost to the SDI Fund’s holding of higher yielding asset classes, in particular the Net Lease sector.  Active management of both Office and Multifamily also added significant outperformance, taking advantage of individual stock volatility inherent in those sectors during that period of time. Tepid performance in the SDI Fund’s holdings in Commercial Mortgage REITs and Self Storage, specifically regarding two names within each sector, detracted from performance during the period.

Master Limited Partnership (“MLP”) exposure in the SDI Fund began the period with a significant underweight versus our custom benchmark, owing to the tremendous descent of stock prices from September 2014 through 2015, largely tracking the price of oil.  However, as the bottoming process began for both in early 2016 and became somewhat range-bound through the first half of 2016, select purchases of MLPs gradually brought the sector to an index weight in the second quarter of 2016.  Through this time period the SDI Fund’s MLP holdings were the best performing sector class, yet trailed the Alerian MLP Index (the MLP basis for the custom benchmark), largely due the rapid rebound.

The SDI Fund was underweight to utility stocks to begin the period on the heels of an 11% drop in utility stocks during a two week period in late August and early September of 2015.  Selected stocks were accumulated following this descent, bringing the utility holdings to near equal weight.  Due to the swift appreciation of utility stocks in the second quarter this weight was once again reduced.  The result during this time period was outperformance both on an allocation and selection basis.

Preferred stock weightings remained roughly within target range, effectively serving as a source of funds to build back sector weightings as described above. At the same time the portfolio’s average yield exceeded the SDI Fund’s gross yield.

The SDI Fund remained underweight to fixed income securities (including Treasury Inflation Protected Securities (“TIPs”)), but added corporate bond exposure during the year to reduce overall portfolio volatility.

ADVANTUS FUNDS

MARKET SECTOR UPDATE

As interest rates continued the path of decline and credit spreads generally followed a similar path, the search for yield continued.  A slower pattern of U.S. growth persuaded the Federal Reserve (the “Fed”) to delay any further Fed Funds rate increases beyond the December 2015 raise.  Although the effect of the June Brexit vote initially doesn’t appear to be as negative as feared, global growth will be “subdued” according to the most recent International Monetary Fund (“IMF”) forecast.  However, as we enter the fourth quarter, the market anticipates a December rate hike, which could increase uncertainty and elevate volatility in the markets.

Although fundamentals in the U.S. commercial real estate market remained strong, the rate of growth in some sectors has slowed.  Though not unexpected, this deceleration may have as much to do with new supply than with a slowdown in the economy, as the job market nationwide continues to appear to stable.  REITs generated a very positive return of 24.88 percent (Wilshire Real Estate Securities Index) over the one-year period ending 8/31/2016, as the yield-oriented bias of the sector gained popularity.  Growth deceleration has recently weighed on the group, but investors may have reacted by rotating within real estate sectors as much as they did outright selling.

Both oil and natural gas pricing found a bottom in early 2016, and have steadily gained more traction recently despite the strengthening of the U.S. Dollar.  This is occurring just as many Energy and MLP companies greatly rationalized their cost structures to more conform to the new pricing environment post-2015.  MLPs, as represented by the Alerian MLP Index, were down 6.23% percent in the reporting period. The Alerian MLP Index primarily invests in midstream assets—pipelines and storage facilities—assets that are typically contracted on a long term basis with a predictable earnings stream. While the assets of these companies typically have minimal commodity exposure, they participated in the substantial correction along with the energy commodities in 2015. The SDI Fund, however, largely avoided the exploration and production, oilfield services, and overseas transport exposure within energy sector that held much of the commodity sensitivity.  These companies are more elastic to the pricing environment, and as their performance was more magnified in the downturn, they have generally rebounded more rapidly than the midstream companies in the recent positive price environment.

Utilities also participated in the search for yield bandwagon with a total return of 20.32 percent (S&P 500 Utilities Sector Index) over the reporting period.  The diversified companies rebounded more favorably than the regulated names with firming of the energy markets. Preferred stocks predictably performed well in decreasing rate environment, generating returns of 10.88 percent (Wells Fargo Hybrid and Preferred REIT Index).  TIPS all performed well in that environment with a total return of 5.37 percent (Bloomberg Barclays US Treasury TIPS Index) although only modest inflation is incorporated into pricing.

OUTLOOK

Despite the recent run up in the 10-year Treasury yield, the search for yield remains intact.  If recent expectations embedded into the Treasury market and the Fed’s outlook portend economic growth, the SDI Fund’s investable universe is positioned to capture some of the growth while continuing to deliver yield.  There is reason for optimism despite the uncertainty in the current environment:  the energy sector has rationalized greatly, just as record petroleum demand has begun to eat away at supply imbalances; the construction wave that is delivering competitive supply in commercial real estate is already poised to pull back currently and in the coming year; and renewable generation and transmission upgrades continue as additive opportunities in the utility sector.

We expect the upcoming election in November and the Fed decision in December will fuel volatility between now and the end of the year.  We are confident that our active management strategy should be able to take advantage of that environment while still delivering yield on what has historically been a lower volatile framework.

ADVANTUS FUNDS

The information contained herein represents the opinion of Advantus Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered calls may limit the upside potential of the underlying security. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

The DMV Benchmark is a custom benchmark created by Advantus, it is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. The S&P 500 Index is an unmanaged, market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged, market-value weighted index of bonds, which is widely regarded as the standard for measuring investment grade bond performance.

The MVE Benchmark is a custom benchmark created by Advantus, it is comprised of 60% S&P 500 Low Volatility Index; 20% S&P BMI International Developed Low Volatility Index; and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The S&P 500 Low Volatility Index measures the performance of the 100 least volatile stocks in the S&P 500 Index based on their historical volatility. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index measures the performance of U.S. Treasury Bills with a maturity of less than three months.

The SDI Benchmark is a custom benchmark created by Advantus, it is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT. Alerian MLP Total Return Index – a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Bloomberg Barclays Capital US Government Inflation Linked Bond Index – an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. The S&P 500 Utilities Index – an index of those companies included in the S&P 500 that are classified as members of the GICS (registered symbol) utilities sector. Wells Fargo Hybrid & Preferred REIT Index – an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). Wilshire Real Estate Securities Index – an index of publicly traded U.S. real estate equity securities.

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The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Bloomberg Barclays Capital Government/Credit Bond Index which includes securities in the Government and Credit Indexes. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

The Bloomberg Barclays U.S. Treasury TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market.  Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the amount outstanding of each bond in the index.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

The Deutsche Boerse AG German Stock Index represents 30 of the largest and most liquid German companies that trade on the Frankfurt exchange.

The Eurostoxx 50 Index is a capitalization-weighted stock index of 50 large, blue-chip European companies operating within Eurozone nations.

The FTSE (Financial Times Stock Exchange) 100 Index is a market-capitalization weighted index of UK-listed blue chip companies.  The index is part of the FTSE UK Series and is designed to measure the performance of the 100 largest companies traded on the London Stock Exchange that pass screening for size and liquidity.  FTSE 100 constituents are all traded on the London Stock Exchange’s SETS trading system.

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid cap equity universe.

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

It is not possible to invest directly in an index.

A basis point is a common unit of measurement for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote percentage change in a financial instrument.

Standard deviation measures the dispersion of a set of data from its mean.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a prospectus.

The Advantus Funds are distributed by Quasar Distributors, LLC.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of August 31, 2016 (Unaudited)

Since Inception(1)
Class A (without sales load)	9.56%
Class A (with sales load)(2)	4.05%
Institutional Class	9.75%
S&P 500 Index(3)	17.62%
Advantus DMV Benchmark(4)	12.72%

(1)	September 28, 2015.
(2)	Return reflects a sales load of 5.00%.
(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)	The Advantus DMV Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. This Index cannot be invested in directly.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of August 31, 2016 (Unaudited)

Since Inception(1)
Class A (without sales load)	9.86%
Class A (with sales load)(2)	4.33%
Institutional Class	10.10%
S&P 500 Index(3)	17.62%
Advantus MVE Benchmark(4)	15.08%

(1)	September 28, 2015.
(2)	Return reflects a sales load of 5.00%.
(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)
The Advantus MVE Benchmark is comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index, and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.  This Index cannot be invested in directly.

ADVANTUS SHORT DURATION BOND FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of August 31, 2016 (Unaudited)

	One Year	Since Inception(1)
Investor Class(2)	1.29%	1.01%
Institutional Class	1.45%	1.26%
Bloomberg Barclays 1-3 Year US Government/Credit Bond Index(3)	1.50%	1.25%

(1)	Period from Fund inception through August 31, 2016. The Investor Class shares commenced operations on May 1, 2015 and Institutional Class shares commenced operations on December 16, 2014.
(2)
Performance shown for the Investor Class prior to inception of the Investor Class shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.

(3)
The Bloomberg Barclays 1-3 Year US Government/Credit Bond Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.  This Index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of August 31, 2016 (Unaudited)

	One Year	Three Years	Since Inception(1)
Class A (without sales load)(2)	16.40%	9.98%	8.78%
Institutional Class	16.59%	10.24%	9.04%
S&P 500 Index(3)	12.55%	12.30%	13.37%
Advantus SDI Benchmark(4)	17.03%	11.79%	9.13%

(1)	Period from Fund inception through August 31, 2016. The Class A shares commenced operations on December 16, 2014 and Institutional Class shares commenced operations on September 12, 2012.
(2)
Performance shown for the Class A prior to the inception of the Class A shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Class A shares.

(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)
The Advantus SDI Benchmark is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclay’s Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

ADVANTUS FUNDS

Expense Example (Unaudited)
August 31, 2016

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2016 – August 31, 2016).

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Advantus Dynamic Managed Volatility Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2016	8/31/2016	3/1/2016 – 8/31/2016(1)
Class A Actual(2)	$1,000.00	$1,082.90	$4.19
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.11	$4.06
Institutional Class Actual(2)	$1,000.00	$1,084.10	$2.88
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.37	$2.80

(1)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.80% and 0.55% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2016 of 8.29% and 8.41% for Class A and the Institutional Class, respectively.

ADVANTUS FUNDS

Expense Example (Unaudited) – Continued
August 31, 2016

Advantus Managed Volatility Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2016	8/31/2016	3/1/2016 – 8/31/2016(3)
Class A Actual(4)	$1,000.00	$1,053.70	$4.13
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.11	$4.06
Institutional Class Actual(4)	$1,000.00	$1,054.60	$2.84
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.37	$2.80

(3)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.80% and 0.55% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended August 31, 2016 of 5.37% and 5.46% for Class A and the Institutional Class, respectively.

Advantus Short Duration Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2016	8/31/2016	3/1/2016 – 8/31/2016(5)
Investor Class Actual(6)	$1,000.00	$1,022.80	$3.56
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.62	$3.56
Institutional Class Actual(6)	$1,000.00	$1,023.00	$2.29
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.87	$2.29

(5)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.70% and 0.45% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended August 31, 2016 of 2.28% and 2.30% for the Investor Class and Institutional Class, respectively.

Advantus Strategic Dividend Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2016	8/31/2016	3/1/2016 – 8/31/2016(7)
Class A Actual(8)	$1,000.00	$1,168.20	$6.54
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.10	$6.09
Institutional Class Actual(8)	$1,000.00	$1,168.40	$5.18
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.36	$4.82

(7)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.20% and 0.95% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, and multiplied by 184/366 to reflect the one-half year period.

(8)	Based on the actual returns for the six-month period ended August 31, 2016 of 16.82% and 16.84% for Class A and the Institutional Class, respectively.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Sector Allocation (Unaudited)
As of August 31, 2016(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of August 31, 2016(1)(2)
(% of net assets)

iShares Core S&P 500 Fund	46.6%
U.S. Treasury Bond, 0.625%, 9/30/2017	7.7%
Credit Suisse Mortgage Trust, Series 2015-GLPA, 4.276%, 11/15/2037	2.8%
Amgen, 5.700%, 02/01/2019	1.2%
St. Jude Medical, 4.750%, 04/15/2043	1.1%
Valspar, 3.950%, 01/15/2026	1.1%
AT&T, 4.500%, 05/15/2035	1.1%
Florida Gas Transmission, 4.350%, 07/15/2025	1.1%
Essex Portfolio, 3.500%, 04/01/2025	1.1%
CBS, 3.500%, 01/15/2025	1.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Sector Allocation (Unaudited)
As of August 31, 2016(1)
(% of net assets)

Fund Holdings (Unaudited)
As of August 31, 2016(1)(2)
(% of net assets)

iShares MSCI USA Minimum Volatility Fund	32.0%
iShares MSCI EAFE Minimum Volatility Fund	24.9%
iShares Core High Dividend Fund	18.0%
iShares MSCI Emerging Markets Minimum Volatility Fund	6.1%
iShares Short Maturity Bond Fund	4.2%
iShares MSCI Germany Fund	4.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS SHORT DURATION BOND FUND

Sector Allocation (Unaudited)
As of August 31, 2016(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of August 31, 2016(1)(2)
(% of net assets)

U.S. Treasury Bond, 0.875%, 05/15/2019	4.1%
U.S. Treasury Bond, 1.125%, 07/31/2021	3.9%
U.S. Treasury Bond, 0.750%, 07/15/2019	3.9%
CD Commercial Mortgage Trust, Series 2007-CD4, 5.693%, 12/11/2049	2.4%
Ford Credit Auto Owner Trust, Series 2013-C, 2.500%, 01/15/2020	2.2%
Regency Energy Partners, 6.500%, 07/15/2021	2.0%
Diamond 1 Finance / Diamond 2 Finance, 3.480%, 06/01/2019	2.0%
Pitney Bowes International Holdings, Series F, 6.125%	2.0%
Federal Home Loan Mortgage Corporation, Series 14-HQ2, 2.688%, 09/25/2024	2.0%
Astoria Financial, 5.000%, 06/19/2017	2.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of August 31, 2016(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
As of August 31, 2016(1)(2)
(% of net assets)

Simon Property Group	2.4%
Enterprise Products Partners	2.3%
Welltower	2.2%
Life Storage	2.1%
OMEGA Healthcare Investors	2.0%
Mid-America Apartment Communities	2.0%
Macquarie Infrastructure Company	2.0%
LTC Properties	1.7%
Dominion Resources	1.6%
EPR Properties	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2016

		Fair
	Shares	Value
EXCHANGE TRADED FUND – 46.6%
iShares Core S&P 500 Fund (a)(b)	60,491	$13,226,358
(Cost $11,612,019)

	Par

CORPORATE BONDS – 32.0%

Airlines – 0.9%
British Airways
Series 2013-1
4.625%, 06/20/2024 (c)(d)	$228,289	244,555

Banks – 1.7%
Barclays
4.375%, 01/12/2026 (d)	200,000	209,190
JPMorgan Chase
4.500%, 01/24/2022	250,000	277,261
		486,451

Consumer Discretionary – 1.1%
CBS
3.500%, 01/15/2025	300,000	310,272

Consumer Staples – 1.0%
CVS Caremark
6.943%, 01/10/2030	232,133	286,127

Diversified Financial Services – 2.6%
First American Financial
4.600%, 11/15/2024	200,000	207,960
Invesco Finance
3.750%, 01/15/2026 (d)	250,000	269,122
Total System Services
4.800%, 04/01/2026	250,000	276,845
		753,927

Energy – 3.0%
Florida Gas Transmission
4.350%, 07/15/2025 (c)	300,000	312,794
Phillips 66
4.650%, 11/15/2034	200,000	219,224
Valero Energy
3.650%, 03/15/2025	300,000	309,752
		841,770

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

CORPORATE BONDS – 32.0% (Continued)

Health Care – 1.1%
St. Jude Medical
4.750%, 04/15/2043	$300,000	$324,095

Industrial – 3.7%
Stanley Black & Decker
2.451%, 11/17/2018	200,000	204,764
Textron
4.000%, 03/15/2026	250,000	264,622
Tyco Electronics Group
3.700%, 02/15/2026 (d)	250,000	268,056
Valspar
3.950%, 01/15/2026	300,000	319,086
		1,056,528

Information Technology – 1.1%
Hewlett Packard Enterprise
4.900%, 10/15/2025 (c)	100,000	107,089
Juniper Networks
4.500%, 03/15/2024	200,000	212,889
		319,978

Insurance – 6.2%
Allied World Assurance Company Holdings
4.350%, 10/29/2025 (d)	250,000	259,497
Assured Guaranty US Holdings
5.000%, 07/01/2024	200,000	224,490
Hanover Insurance Group
4.500%, 04/15/2026	250,000	260,108
Horace Mann Educators
4.500%, 12/01/2025	250,000	261,191
Liberty Mutual Group
4.250%, 06/15/2023 (c)	250,000	271,190
Manulife Financial
4.150%, 03/04/2026 (d)	250,000	272,846
Old Republic International
4.875%, 10/01/2024	200,000	216,423
		1,765,745

Pharmaceuticals – 1.2%
Amgen
5.700%, 02/01/2019	300,000	330,114

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

CORPORATE BONDS – 32.0% (Continued)

Real Estate Investment Trust – 3.7%
Alexandria Real Estate Equities
4.300%, 01/15/2026	$200,000	$215,226
Essex Portfolio
3.500%, 04/01/2025	300,000	312,675
Host Hotels & Resorts
Series F
4.500%, 02/01/2026	250,000	267,383
Kimco Realty
3.400%, 11/01/2022	250,000	262,503
		1,057,787

Telecommunications – 2.2%
AT&T
4.500%, 05/15/2035	300,000	318,662
Comcast
4.650%, 07/15/2042	250,000	293,932
		612,594

Transportation – 1.7%
Kansas City Southern
4.300%, 05/15/2043	250,000	266,518
Penske Truck Leasing / PTL Finance
3.300%, 04/01/2021 (c)	200,000	206,899
		473,417

Utilities – 0.8%
Oglethorpe Power
4.250%, 04/01/2046	200,000	214,831
Total Corporate Bonds
(Cost $8,530,448)		9,078,191

U.S. GOVERNMENT SECURITY – 7.7%

U.S. Treasury Bond – 7.7%
0.625%, 09/30/2017
(Cost $2,198,203)	2,200,000	2,198,409

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

MORTGAGE BACKED SECURITY – 2.8%

Commercial – 2.8%
Credit Suisse Mortgage Trust
Series 2015-GLPA, Class C
4.276%, 11/15/2037 (c)(e)
(Cost $756,396)	$750,000	$782,173

	Contracts

PURCHASED PUT OPTION – 0.1%
SPDR S&P 500 ETF Trust
Expiration: October 2016, Exercise Price: $215.00
(Cost $24,963)	78	25,350

	Shares

SHORT-TERM INVESTMENT – 10.6%
First American Government Obligations Fund, Class Z, 0.24% (f)
(Cost $3,013,208)	3,013,208	3,013,208
Total Investments – 99.8%
(Cost $26,135,237)		28,323,689
Other Assets and Liabilities, Net – 0.2%		67,841
Total Net Assets – 100.0%		$28,391,530

(a)
A portion of this security has been deposited as initial margin on open futures contracts, and the entire amount is designated as collateral for futures contracts. As of August 31, 2016, the fair value of the collateral was $13,226,358.

(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser.  As of August 31, 2016, the fair value of these investments were $1,924,700, or 6.8% of total net assets.

(d)	The Fund had $1,523,266 or 5.4% of net assets in foreign securities at August 31, 2016.
(e)	Variable rate security – The rate shown is the rate in effect as of August 31, 2016.
(f)	The rate shown is the annualized seven day effective yield as of August 31, 2016.

Schedule of Open Futures Contracts

	Number of			Unrealized
Description	Contracts Purchased	Notional Value	Settlement Month	Appreciation
CME S&P 500 Index	20	$10,847,500	September 2016	$39,132

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Schedule of Investments
August 31, 2016

		Fair
	Shares	Value
EXCHANGE TRADED FUNDS – 89.3%
iShares Core High Dividend Fund	70,275	$5,752,712
iShares MSCI EAFE Minimum Volatility Fund	119,606	7,958,583
iShares MSCI Emerging Markets Minimum Volatility Fund	36,421	1,940,147
iShares MSCI Germany Fund	49,256	1,291,000
iShares MSCI USA Minimum Volatility Fund (a)(b)	222,354	10,221,612
iShares Short Maturity Bond Fund	26,790	1,345,126
Total Exchange Traded Funds
(Cost $26,307,106)		28,509,180

SHORT-TERM INVESTMENT – 12.1%
First American Government Obligations Fund, Class Z, 0.24% (c)
(Cost $3,869,220)	3,869,220	3,869,220
Total Investments – 101.4%
(Cost $30,176,326)		32,378,400
Other Assets and Liabilities, Net – (1.4)%		(458,599)
Total Net Assets – 100.0%		$31,919,801

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)
A portion of this security has been deposited as initial margin on open futures contracts, and another portion is designated as collateral for futures contracts. As of August 31, 2016, the fair value of the collateral was $3,447,750.

(c)	The rate shown is the annualized seven day effective yield as of August 31, 2016.

Schedule of Open Futures Contracts

	Number of			Unrealized
Description	Contracts Purchased	Notional Value	Settlement Month	Appreciation
E-mini S&P 500 Index	27	$2,928,825	September 2016	$34,465

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

CORPORATE BONDS – 46.7%

Airlines – 4.4%
Continental Airlines
Series B
6.000%, 07/12/2020	$177,793	$186,016
Delta Airlines
Series B
6.875%, 11/07/2020 (a)	266,360	288,002
Northwest Airlines
Series 02-1
6.264%, 05/20/2023	118,589	128,960
UAL
Series 09-1
10.400%, 05/01/2018	294,263	297,927
Series 09-2
9.750%, 01/15/2017	233,856	240,579
		1,141,484

Automotive – 2.6%
Ford Motor Credit
1.461%, 03/27/2017	250,000	250,272
General Motors Financial
4.750%, 08/15/2017 (b)	400,000	412,195
		662,467

Banks – 13.1%
Astoria Financial
5.000%, 06/19/2017 (b)	500,000	509,556
Bank of America
Series BKNT
5.300%, 03/15/2017	250,000	255,325
Capital One
Series BKNT
1.313%, 02/05/2018 (c)	250,000	249,639
Citigroup
1.800%, 02/05/2018	250,000	251,046
Citizens Bank
Series BKNT
2.500%, 03/14/2019	250,000	254,020
Credit Suisse New York
1.750%, 01/29/2018 (d)	250,000	250,375

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

CORPORATE BONDS – 46.7% (Continued)

Banks – 13.1% (Continued)
Huntington National Bank
2.200%, 11/06/2018	$250,000	$252,847
KeyBank National Association
1.193%, 06/01/2018 (c)	250,000	249,606
Lloyds Bank
1.175%, 03/16/2018 (c)(d)	250,000	249,490
Santander Bank
2.000%, 01/12/2018	350,000	350,248
The Goldman Sachs Group
1.324%, 05/22/2017 (c)	250,000	250,563
Wells Fargo Bank
Series BKNT
1.650%, 01/22/2018	250,000	251,538
		3,374,253

Diversified Financial Services – 5.9%
Ally Financial
3.250%, 02/13/2018	250,000	253,125
Diamond 1 Finance / Diamond 2 Finance
3.480%, 06/01/2019 (a)(b)	500,000	514,839
Morgan Stanley
Series MTN
2.200%, 12/07/2018	250,000	253,096
NYSE Euronext Holdings
2.000%, 10/05/2017	250,000	252,610
UBS AG of Stamford, Connecticut
1.233%, 06/01/2017 (c)(d)	250,000	250,090
		1,523,760

Energy – 7.4%
ConocoPhillips
5.750%, 02/01/2019	250,000	273,632
Enterprise Products Operating
7.034%, 01/15/2068 (b)(c)	400,000	425,542
NuStar Logistics (b)
8.150%, 04/15/2018	400,000	433,500
Regency Energy Partners
6.500%, 07/15/2021 (b)	500,000	516,264
TransCanada
1.875%, 01/12/2018 (d)	250,000	251,370
		1,900,308

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

CORPORATE BONDS – 46.7% (Continued)

Healthcare – 1.0%
Aetna
1.307%, 12/08/2017 (c)	$250,000	$250,943

Manufacturing – 1.0%
Packaging Corporation of America
6.500%, 03/15/2018	250,000	269,232

Real Estate Investment Trust – 0.7%
Select Income REIT
2.850%, 02/01/2018	180,000	181,172

Retail – 3.0%
Dollar General
4.125%, 07/15/2017	250,000	256,062
eBay
2.500%, 03/09/2018	250,000	254,044
Walgreens Boots Alliance
1.750%, 05/30/2018	250,000	251,694
		761,800

Utilities – 7.6%
Dominion Resources
2.962%, 07/01/2019	100,000	102,790
Eversource Energy
1.600%, 01/15/2018	250,000	251,152
Newell Brands
2.600%, 03/29/2019	250,000	256,011
NextEra Energy Capital Holding
1.586%, 06/01/2017	300,000	300,972
San Diego Gas & Electric
Series PPP
1.914%, 02/01/2022	392,858	392,316
Southern California Edison
1.845%, 02/01/2022	392,857	393,474
TECO Finance
1.265%, 04/10/2018 (c)	250,000	246,934
		1,943,649

Total Corporate Bonds
(Cost $11,920,090)		12,009,068

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

ASSET BACKED SECURITIES – 25.1%

Automotive – 17.1%
Ally Auto Receivables Trust
Series 2014-2
2.100%, 03/16/2020	$250,000	$251,771
Carmax Auto Owner Trust
Series 2013-3, Class C
2.150%, 05/15/2019	120,000	120,761
Series 2013-4, Class B
1.710%, 07/15/2019	320,000	321,598
Series 2014-1, Class D
2.430%, 08/17/2020	340,000	339,891
Series 2014-3, Class C
2.290%, 06/15/2020	230,000	231,021
Ford Credit Auto Owner Trust
Series 2013-C, Class D
2.500%, 01/15/2020	550,000	554,694
Series 2013-D, Class A4
1.110%, 02/15/2019	100,000	100,028
Hyundai Auto Receivables Trust
Series 2013-A, Class B
1.130%, 09/17/2018	210,000	209,614
Series 2013-B, Class C
1.710%, 02/15/2019	108,000	108,314
Series 2013-B, Class D
2.480%, 09/16/2019	100,000	100,715
Series 2013-C, Class B
2.100%, 03/15/2019	410,000	412,592
Susquehanna Auto Receivables Trust
Series 2014-1A, Class B
2.090%, 12/15/2021 (a)	235,000	235,490
USAA Auto Owner Trust
Series 2014-1, Class B
1.340%, 08/17/2020	500,000	499,859
Volvo Financial Equipment
Series 2016-1A, Class A3
1.670%, 02/18/2020 (a)	250,000	249,513
Wheels SPV
Series 2015-1A, Class A2
1.270%, 04/22/2024 (a)(e)	418,184	417,479

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

ASSET BACKED SECURITIES – 25.1% (Continued)

Automotive – 17.1% (Continued)
World Omni Auto Receivable Trust
Series 2012-B, Class B
1.060%, 09/16/2019	$90,000	$89,976
Series 2013-B, Class B
1.720%, 08/17/2020	145,000	144,764
		4,388,080

Credit Cards – 3.7%
Capital One Multi-Asset Execution Trust
Series 2015-1A, Class A1
1.390%, 01/15/2021	250,000	250,996
Chase Issuance Trust
Series 2014-A7, Class A
1.380%, 11/15/2019	100,000	100,306
Nordstrom Credit Card Master Trust
Series 2011-1, Class A
2.280%, 11/15/2019 (a)	250,000	250,355
Synchrony Credit Card Master Note Trust
Series 2014-1, Class A
1.610%, 11/15/2020	350,000	351,545
		953,202

Industrial – 1.7%
CNH Equipment Trust
Series 2014-B, Class B
1.930%, 11/15/2021	430,000	431,639
Manufactured Housing – 0.5%
Credit Suisse First Boston
Series 2002-MH3, Class A
6.700%, 12/25/2031	133,251	136,461
Student Loans – 2.1%
Social Professional Loan Program
Series 2014-B, Class A1
1.738%, 08/25/2032 (a)(c)(e)	177,420	178,068
Series 2014-B, Class A2
2.550%, 08/27/2029 (a)(e)	49,047	49,269
See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

ASSET BACKED SECURITIES – 25.1% (Continued)

Student Loans – 2.1% (Continued)
Social Professional Loan Program (Continued)
Series 2015-A, Class A1
1.653%, 03/25/2033 (a)(c)(e)	$316,133	$316,931
		544,268
Total Asset Backed Securities
(Cost $6,435,533)		6,453,650

U.S. GOVERNMENT SECURITIES – 15.1%

U.S. Treasury Bonds – 15.1%
0.750%, 10/31/2017 (b)	200,000	200,105
0.750%, 01/31/2018 (b)	350,000	350,034
1.125%, 01/15/2019 (b)	300,000	301,898
0.875%, 05/15/2019 (b)(f)	1,050,000	1,049,980
0.750%, 07/15/2019	1,000,000	995,723
1.125%, 07/31/2021 (b)	1,000,000	996,758
Total U.S. Government Securities
(Cost $3,902,224)		3,894,498

MORTGAGE BACKED SECURITIES – 9.2%

Commercial – 6.0%
CD Commercial Mortgage Trust
Series 2007-CD4, Class WFC3
5.693%, 12/11/2049 (a)(c)	600,000	606,374
COMM Mortgage Trust
Series 2012-9W57, Class A
2.365%, 02/10/2029 (a)	500,000	501,293
Morgan Stanley Capital I Trust
Series 2015-XLF1, Class A
1.593%, 08/14/2031 (a)(c)	433,927	431,339
		1,539,006

U.S. Government Agency – 3.2%
Federal Home Loan Mortgage Corporation
Series 3816, Class D
3.500%, 08/15/2028	309,475	316,390
Series 14-HQ2, Class M2
2.688%, 09/25/2024 (c)	500,000	512,702
		829,092
Total Mortgage Backed Securities
(Cost $2,381,943)		2,368,098

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Schedule of Investments
August 31, 2016

		Fair
	Shares	Value

PREFERRED STOCK – 2.0%

Technology – 2.0%
Pitney Bowes International Holdings, Series F, 6.125% (a)(e)
(Cost $531,250)	500	$514,063

SHORT-TERM INVESTMENT – 1.6%
First American Government Obligations Fund, Class Z, 0.24% (g)
(Cost $406,636)	406,636	406,636
Total Investments – 99.7%
(Cost $25,577,676)		25,646,013
Other Assets and Liabilities, Net – 0.3%		77,542
Total Net Assets – 100.0%		$25,723,555

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser unless identified by footnote (e).  As of August 31, 2016, the fair value of these investments were $4,553,015 or 17.7% of total net assets.

(b)	All or a portion of this security is designated as collateral for futures contracts. As of August 31, 2016, the fair value of the collateral was $5,157,745.
(c)	Variable rate security – The rate shown is the rate in effect as of August 31, 2016.
(d)	The Fund had $1,001,325 or 3.9% of net assets in foreign securities as of August 31, 2016.
(e)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See Notes 2 and 3 in the Notes to the Financial Statements.
(f)	A portion of this security has been deposited as initial margin on open futures contracts.
(g)	The rate shown is the annualized seven day effective yield as of August 31, 2016.

Schedule of Open Futures Contracts

	Number of			Unrealized
	Contracts			Appreciation
Description	Purchased (Sold)	Notional Value	Settlement Month	(Depreciation)
U.S. Treasury 2 Year Note Futures	16	$3,493,000	December 2016	$3,704
U.S. Treasury 5 Year Note Futures	(7)	(848,750)	December 2016	(2,318)
				$1,386

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2016

		Fair
	Shares	Value

REIT COMMON STOCKS – 49.6%

Diversified – 0.1%
Investors Real Estate Trust	6,700	$44,488

Health Care – 11.4%
HCP	8,900	350,037
Healthcare Trust of America, Class A	1,100	37,114
LTC Properties	29,100	1,510,872
National Health Investors	12,481	1,001,975
OMEGA Healthcare Investors	50,060	1,812,172
Physicians Realty Trust	53,415	1,143,615
Sabra Health Care REIT	38,300	975,884
Ventas	18,400	1,337,128
Welltower	25,331	1,944,154
		10,112,951

Hotels – 2.3%
Chatham Lodging Trust	16,970	351,788
Chesapeake Lodging Trust	23,691	603,647
Hersha Hospitality Trust	5,900	115,286
Hospitality Properties Trust	16,200	493,938
Pebblebrook Hotel Trust	15,800	474,632
		2,039,291

Industrial – 2.6%
EastGroup Properties	2,400	176,112
Prologis	17,200	913,492
STAG Industrial	50,800	1,261,364
		2,350,968

Mortgage – 2.7%
Blackstone Mortgage Trust, Class A	45,547	1,358,212
Colony Financial	54,849	1,013,061
		2,371,273

Multi-Family – 7.1%
American Campus Communities	4,800	240,528
AvalonBay Communities	2,600	455,026
Camden Property Trust	10,300	904,031
Education Realty Trust	25,509	1,155,813
Equity Residential	2,000	129,740
Mid-America Apartment Communities	18,800	1,767,012
Sun Communities	16,909	1,293,876
UDR	9,400	340,092
		6,286,118

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2016

		Fair
	Shares	Value

REIT COMMON STOCKS – 49.6% (Continued)

Net Lease – 5.2%
Agree Realty	16,412	$787,612
EPR Properties	18,615	1,457,927
Select Income REIT	29,040	792,501
Spirit Realty Capital	28,500	377,625
STORE Capital	41,500	1,229,645
		4,645,310

Office – 2.2%
Brandywine Realty Trust	56,600	912,958
Corporate Office Properties Trust	21,600	616,032
DuPont Fabros Technology	9,600	407,040
		1,936,030

Other – 7.3%
Communications Sales & Leasing	11,100	346,320
Crown Castle International	6,400	606,528
CyrusOne	14,500	737,180
Digital Realty Trust	14,600	1,446,714
Extra Space Storage	12,200	982,710
Life Storage	20,400	1,836,000
Public Storage	700	156,758
Weyerhaeuser	11,100	353,535
		6,465,745

Retail – 8.7%
Brixmor Property Group	20,600	588,336
CBL & Associates Properties	20,800	296,816
DDR	37,200	703,452
Kimco Realty	21,400	643,070
Kite Realty Group Trust	11,200	323,456
Macerich	8,300	679,687
Pennsylvania Real Estate Investment Trust	18,900	474,201
Ramco-Gershenson Properties Trust	20,001	388,620
Retail Opportunity Investments	32,800	731,768
Simon Property Group	9,700	2,090,059
Washington Prime Group	18,000	247,320
Weingarten Realty Investors	12,621	520,616
		7,687,401

Total REIT Common Stocks
(Cost $35,643,476)		43,939,575

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2016

		Fair
	Shares	Value

OTHER COMMON STOCKS – 15.8%

Infrastructure – 3.4%
Brookfield Infrastructure Partners (a)	25,400	$1,217,676
Macquarie Infrastructure Company	21,800	1,742,692
		2,960,368

Real Estate Operating Company – 0.8%
Brookfield Property Partners (a)	32,000	736,640

Telecommunications – 1.6%
AT&T	12,000	490,560
Frontier Communications	116,300	534,980
Verizon Communications	6,900	361,077
		1,389,617

Utilities – 10.0%
AES	53,200	642,124
American Electric Power Company	20,010	1,292,046
Dominion Resources	19,670	1,458,727
DTE Energy	3,347	310,936
Duke Energy	5,900	469,994
Exelon	21,200	720,800
NRG Yield – Class A	35,700	574,413
Pattern Energy Group	23,035	548,233
PG&E	9,800	607,012
PPL	17,818	619,710
SCANA	3,200	226,080
South Jersey Industries	19,000	563,920
The Southern Company	16,600	852,078
		8,886,073

Total Other Common Stocks
(Cost $12,673,301)		13,969,698

MASTER LIMITED PARTNERSHIPS – 13.6%

Energy – 13.6%
Buckeye Partners	11,600	815,016
Energy Transfer Partners	28,704	1,146,438
Enlink Midstream Partners	31,790	561,093
Enterprise Products Partners	75,684	1,998,058
Equity Midstream Partners	10,500	825,405

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2016

		Fair
	Shares	Value

MASTER LIMITED PARTNERSHIPS – 13.6% (Continued)

Energy – 13.6% (Continued)
Genesis Energy	7,900	$282,741
Magellan Midstream Partners	11,501	808,865
MPLX	30,400	1,007,152
PBF Logistics	30,400	616,816
Spectra Energy Partners	24,910	1,136,643
Sprague Resources	14,147	344,338
Sunoco Logistics Partners	33,100	979,760
Tallgrass Energy Partners	12,400	571,392
VTTI Energy Partners (a)	25,200	484,596
Western Gas Partners	8,190	412,121
Total Master Limited Partnerships
(Cost $10,654,748)		11,990,434

REIT PREFERRED STOCKS – 8.7%

Hotels – 2.9%
LaSalle Hotel Properties, Series I, 6.375%	31,100	828,815
Pebblebrook Hotel Trust, Series D, 6.375%	16,700	456,912
Summit Hotel Properties, Series C, 7.125%	16,857	441,653
Summit Hotel Properties, Series D, 6.450%	15,000	390,900
Sunstone Hotel Investors, Series E, 6.950%	14,900	409,601
		2,527,881

Industrial – 0.2%
Stag Industrial, Series C, 6.875%	6,300	173,817

Manufactured Homes – 0.2%
Equity LifeStyle Properties, Series C, 6.750%	7,700	203,357

Office – 0.8%
Kilroy Realty, Series H, 6.375%	10,614	276,283
PS Business Parks, Series U, 5.750%	18,000	466,020
		742,303

Other – 0.3%
Digital Realty Trust, Series I, 6.350%	7,900	218,435

Retail – 4.3%
CBL & Associates Properties, Series E, 6.625%	33,900	880,722
Colony Capital, 7.125%	36,500	914,690
DDR, Series J, 6.500%	13,838	359,650

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2016

		Fair
	Shares	Value

REIT PREFERRED STOCKS – 8.7% (Continued)

Retail – 4.3% (Continued)
Kimco Realty, Series K, 5.625%	12,233	$317,336
National Retail Properties, Series E, 5.700%	23,941	634,676
Saul Centers, Series C, 6.875%	14,300	376,376
Taubman Centers, Series J, 6.500%	12,997	340,911
		3,824,361

Total REIT Preferred Stocks
(Cost $7,230,715)		7,690,154

	Par

U.S. GOVERNMENT SECURITIES – 7.5%

U.S. Treasury Bonds – 7.5%
0.125%, 04/15/2018 (b)	$521,365	523,978
1.250%, 07/15/2020 (b)	552,625	585,612
1.125%, 01/15/2021 (b)	550,940	581,145
0.625%, 07/15/2021 (b)	534,730	555,700
0.125%, 07/15/2022 (b)	524,080	530,405
0.125%, 01/15/2023 (b)	417,704	420,575
0.375%, 07/15/2023 (b)	517,875	531,741
2.375%, 01/15/2025 (b)	1,278,740	1,514,370
3.875%, 04/15/2029 (b)	733,115	1,054,250
2.125%, 02/15/2040 (b)	278,800	373,561
Total U.S. Government Securities
(Cost $6,688,050)		6,671,337

CORPORATE BONDS – 2.3%

Energy – 0.6%
Enlink Midstream Partners
4.400%, 04/01/2024	500,000	487,093

Real Estate Investment Trust – 0.4%
Vereit Operating Partnership
4.875%, 06/01/2026	300,000	324,375

Telecommunications – 0.6%
AT&T
4.450%, 04/01/2024	500,000	552,795

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2016

		Fair
	Par	Value

CORPORATE BONDS – 2.3% (Continued)

Utilities – 0.7%
NRG Energy
6.625%, 01/15/2027 (c)	$650,000	$652,028
Total Corporate Bonds
(Cost $2,003,391)		2,016,291

	Shares

OTHER PREFERRED STOCK – 0.7%

Energy – 0.7%
Kinder Morgan, Series A, 9.750%
(Cost $588,289)	12,100	603,669

CLOSED-END FUND – 0.5%
Blackrock Floating Rate Income Strategies Fund
(Cost $459,207)	35,122	481,171

EXCHANGE TRADED FUND – 0.5%
PowerShares DB Commodity Index Tracking Fund (d)
(Cost $502,065)	32,500	467,675

SHORT-TERM INVESTMENT – 0.8%
First American Government Obligations Fund, Class Z, 0.24% (e)
(Cost $679,032)	679,032	679,032
Total Investments – 100.0%
(Cost $77,122,274)		88,509,036
Other Assets and Liabilities, Net – 0.0%		6,279
Total Net Assets – 100.0%		$88,515,315

(a)	The Fund had $2,438,912 or 2.8% of net assets in foreign securities at August 31, 2016.
(b)
U.S. Treasury inflation-protected security (TIPS). TIPS are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  This security is determined to be liquid by the Advisor.  As of August 31, 2016, the fair value of this investment was $652,028, or 0.7% of total net assets.

(d)	Non-income producing security.
(e)	The rate shown is the annualized seven day effective yield as of August 31, 2016.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Assets and Liabilities
August 31, 2016

	Dynamic	Managed	Short	Strategic
	Managed	Volatility	Duration	Dividend
	Volatility Fund	Equity Fund	Bond Fund	Income Fund
ASSETS:
Investments, at fair value: (cost $26,135,237, $30,176,326,
$25,577,676 and $77,122,274, respectively)	$28,323,689	$32,378,400	$25,646,013	$88,509,036
Receivable for investment securities sold	—	—	—	501,207
Receivable for capital shares sold	11,875	29,703	—	41,717
Dividends & interest receivable	103,220	754	111,791	127,989
Return of capital receivable	—	—	—	23,946
Receivable for adviser reimbursements, net	4,482	6,138	6,475	—
Variation margin receivable	—	—	391	—
Prepaid expenses	26,593	27,392	8,331	16,742
Total assets	28,469,859	32,442,387	25,773,001	89,220,637
LIABILITIES:
Payable for capital shares redeemed	—	17,483	—	17,786
Payable for investment securities purchased	—	449,517	—	574,328
Payable to adviser, net	—	—	—	51,024
Payable for fund administration & accounting fees	14,483	13,415	16,278	17,260
Payable for compliance fees	1,629	1,631	1,624	1,622
Payable for custody fees	1,173	1,206	1,400	3,957
Payable for transfer agent fees and expenses	5,827	6,974	6,472	9,038
Payable to trustees	333	235	199	1,525
Variation margin payable	28,500	7,695	—	—
Accrued expenses	26,131	23,769	23,142	28,689
Accrued distribution fees	253	661	331	93
Total liabilities	78,329	522,586	49,446	705,322
NET ASSETS	$28,391,530	$31,919,801	$25,723,555	$88,515,315

NET ASSETS CONSIST OF:
Paid-in capital	$26,298,682	$30,243,033	$25,968,576	$79,713,200
Accumulated undistributed net investment income (loss)	41,666	—	789	(828,804)
Accumulated undistributed net realized loss on investments	(176,402)	(559,771)	(315,533)	(1,755,843)
Net unrealized appreciation on investments	2,188,452	2,202,074	68,337	11,386,762
Net unrealized appreciation on futures contracts	39,132	34,465	1,386	—
Net Assets	$28,391,530	$31,919,801	$25,723,555	$88,515,315
Class A Shares:
Net Assets	$190,479	$2,056,498	$—	$383,442
Shares issued and outstanding(1)	17,624	189,689	—	34,038
Net asset value, minimum offering price,
and redemption price per share	$10.81	$10.84	$—	$11.27
Maximum offering price per share(2)	$11.38	$11.41	$—	$11.86
Investor Class Shares:
Net Assets	$—	$—	$101,035	$—
Shares issued and outstanding(1)	—	—	10,174	—
Net asset value, offering price, and redemption price per share	$—	$—	$9.93	$—
Institutional Class Shares:
Net Assets	$28,201,051	$29,863,303	$25,622,520	$88,131,873
Shares issued and outstanding(1)	2,608,156	2,752,230	2,579,347	7,819,051
Net asset value, offering price, and redemption price per share	$10.81	$10.85	$9.93	$11.27

(1)	Unlimited shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.00%.

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Operations
For the Period(1) Ended August 31, 2016

	Dynamic	Managed	Short	Strategic
	Managed	Volatility	Duration	Dividend
	Volatility Fund(2)	Equity Fund(2)	Bond Fund	Income Fund
INVESTMENT INCOME:
Dividends from common stock	$210,481	$430,372	$30,625	$2,336,597
Less: Foreign taxes withheld	—	—	—	304
Net dividend income from common stock	210,481	430,372	30,625	2,336,901
Distributions received from master limited partnerships	—	—	—	582,280
Less: return of capital on distributions	—	—	—	(582,280)
Net distribution income from master limited partnerships	—	—	—	—
Interest income	322,034	4,897	588,172	120,056
Total investment income	532,515	435,269	618,797	2,456,957

EXPENSES:
Advisory fees (See note 5)	159,329	136,128	94,389	598,145
Fund administration & accounting fees (See note 5)	83,290	78,823	102,265	99,651
Transfer agent fees (See note 5)	36,654	38,179	37,817	51,568
Federal & state registration fees	36,408	35,915	37,327	33,425
Audit fees	18,714	16,714	17,699	17,708
Trustee fees (See note 5)	10,626	10,508	10,152	11,780
Legal fees	9,977	9,978	10,836	10,830
Compliance fees (See note 5)	8,942	8,943	9,806	9,809
Custody fees (See note 5)	6,181	6,485	7,746	25,085
Other	5,655	5,332	7,023	8,491
Postage & printing fees	3,496	3,497	3,496	5,996
Distribution fees – Class A (See note 6)	294	2,552	—	798
Distribution fees – Investor Class (See note 6)	—	—	249	—
Total expenses before reimbursement	379,566	353,054	338,805	873,286
Less: Reimbursement by adviser	(244,455)	(235,317)	(217,199)	(114,838)
Net expenses	135,111	117,737	121,606	758,448
NET INVESTMENT INCOME	397,404	317,532	497,191	1,698,509

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(7,969)	26,787	(267,849)	(1,181,894)
Net realized loss on futures contracts	(121,647)	(586,558)	(6,242)	(425,097)
Net realized gain (loss) on purchased option contracts	851	—	—	(37,828)
Net realized gain on written option contracts	—	—	—	2,554
Net change in unrealized appreciation on investments	2,188,452	2,202,074	187,144	12,609,165
Net change in unrealized appreciation
(depreciation) on futures contracts	39,132	34,465	54	(143,290)
Net realized and unrealized gain (loss) on investments	2,098,819	1,676,768	(86,893)	10,823,610

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,496,223	$1,994,300	$410,298	$12,522,119
(1)	See Note 1 in the Notes to the Financial Statements.
(2)	Inception date of the Fund was September 28, 2015.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Statement of Changes in Net Assets

For the Period
Inception through
August 31, 2016(1)
OPERATIONS:
Net investment income	$397,404
Net realized loss on investments	(7,969)
Net realized loss on futures contracts	(121,647)
Net realized gain on purchased option contracts	851
Net change in unrealized appreciation of investments	2,188,452
Net change in unrealized appreciation on futures contracts	39,132
Net increase in net assets resulting from operations	2,496,223

CAPITAL SHARE TRANSACTIONS:
Class A:
Proceeds from shares sold	178,083
Proceeds from reinvestment of distributions	1,660
Payments for shares redeemed	—
Increase in net assets resulting from Class A transactions	179,743
Institutional Class:
Proceeds from shares sold	25,740,244
Proceeds from reinvestment of distributions	401,715
Payments for shares redeemed	(23,020)
Increase in net assets resulting from Institutional Class transactions	26,118,939
Net increase in net assets resulting from capital share transactions	26,298,682

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(1,470)
Institutional Class	(354,231)
From net realized gains
Class A	(190)
Institutional Class	(47,484)
Total distributions to shareholders	(403,375)

TOTAL INCREASE IN NET ASSETS	28,391,530

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed net investment income of $41,666.	$28,391,530

(1)	Inception date of the Fund was September 28, 2015.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Statement of Changes in Net Assets

For the Period
Inception through
August 31, 2016(1)
OPERATIONS:
Net investment income	$317,532
Net realized gain on investments	26,787
Net realized loss on futures contracts	(586,558)
Net change in unrealized appreciation of investments	2,202,074
Net change in unrealized appreciation on futures contracts	34,465
Net increase in net assets resulting from operations	1,994,300

CAPITAL SHARE TRANSACTIONS:
Class A:
Proceeds from shares sold	2,033,440
Proceeds from reinvestment of distributions	16,474
Payments for shares redeemed	(59,584)
Increase in net assets resulting from Class A transactions	1,990,330
Institutional Class:
Proceeds from shares sold	28,320,984
Proceeds from reinvestment of distributions	322,590
Payments for shares redeemed	(365,727)
Increase in net assets resulting from Institutional Class transactions	28,277,847
Net increase in net assets resulting from capital share transactions	30,268,177

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(15,256)
Institutional Class	(302,276)
From return of capital
Class A	(1,218)
Institutional Class	(23,926)
Total distributions to shareholders	(342,676)

TOTAL INCREASE IN NET ASSETS	31,919,801

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed net investment income of $0.	$31,919,801

(1)	Inception date of the Fund was September 28, 2015.

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception through
	August 31, 2016	August 31, 2015(1)
OPERATIONS:
Net investment income	$497,191	$356,637
Net realized loss on investments	(267,849)	(18,762)
Net realized gain (loss) on futures contracts	(6,242)	1,875
Net change in unrealized appreciation (depreciation) of investments	187,144	(118,807)
Net change in unrealized appreciation on futures contracts	54	1,332
Net increase in net assets resulting from operations	410,298	222,275

CAPITAL SHARE TRANSACTIONS:
Investor Class(2):
Proceeds from shares sold	—	100,000
Proceeds from reinvestment of distributions	1,685	430
Payments for shares redeemed	—	—
Increase in net assets resulting from Investor Class transactions	1,685	100,430
Institutional Class:
Proceeds from shares sold	21,000	40,363,700
Proceeds from reinvestment of distributions	515,528	359,871
Payments for shares redeemed	(15,183,104)	(210,534)
Increase (decrease) in net assets resulting from Institutional Class transactions	(14,646,576)	40,513,037
Net increase (decrease) in net assets resulting from capital share transactions	(14,644,891)	40,613,467

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class(2)	(1,686)	(430)
Institutional Class	(515,598)	(359,880)
Total distributions to shareholders	(517,284)	(360,310)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,751,877)	40,475,432

NET ASSETS:
Beginning of period	40,475,432	—
End of period, including accumulated undistributed
net investment income of $789 and $789, respectively.	$25,723,555	$40,475,432

(1)	Inception date of the Fund was December 16, 2014.
(2)	Inception date of the Investor Class was May 1, 2015.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
OPERATIONS:
Net investment income	$1,698,509	$1,637,509
Net realized gain (loss) on investments, including foreign currency gain	(1,181,894)	4,675,891
Net realized loss on futures contracts	(425,097)	(206,222)
Net realized loss on purchased option contracts	(37,828)	—
Net realized gain on written option contracts	2,554	—
Net change in unrealized appreciation (depreciation)
on investments and translations of foreign currency	12,609,165	(11,344,527)
Net change in unrealized appreciation (depreciation) on futures contracts	(143,290)	143,290
Net increase (decrease) in net assets resulting from operations	12,522,119	(5,094,059)

CAPITAL SHARE TRANSACTIONS:
Class A(1)(2):
Proceeds from shares sold	130,001	407,412
Proceeds from reinvestment of distributions	16,336	6,955
Payments for shares redeemed	(150,612)	(9,875)
Increase (decrease) in net assets resulting from Class A transactions	(4,275)	404,492
Institutional Class:
Proceeds from shares sold	5,572,439	1,840,458
Proceeds from reinvestment of distributions	3,256,478	2,955,168
Payments for shares redeemed	(2,405,384)	(5,626,230)
Increase (decrease) in net assets resulting from Institutional Class transactions	6,423,533	(830,604)
Net increase (decrease) in net assets resulting from capital share transactions	6,419,258	(426,112)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)(2)	(8,402)	(3,188)
Institutional Class	(2,287,001)	(2,002,334)
From net realized gains
Class A(1)(2)	(15,330)	(4,012)
Institutional Class	(3,701,649)	(3,400,720)
Total distributions to shareholders	(6,012,382)	(5,410,254)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,928,995	(10,930,425)

NET ASSETS:
Beginning of period	75,586,320	86,516,745
End of period, including distributions in excess of net
investment income of $(828,804) and $(193,088), respectively.	$88,515,315	$75,586,320

(1)	Inception date of Class A was December 16, 2014.
(2)	Prior to September 28, 2015, Class A shares were known as Investor Class shares.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

For the Period
Inception through
August 31, 2016(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.13
Net realized and unrealized gain on investments	0.82
Total from investment operations	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.12)
From net capital gains	(0.02)
Total distributions	(0.14)
Net asset value, end of period	$10.81

TOTAL RETURN(3)(4)	9.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.2

Ratio of expenses to average net assets(5):
Before expense reimbursement(6)	1.80%
After expense reimbursement(6)	0.80%

Ratio of net investment income to average net assets(5):
Before expense reimbursement(6)	0.37%
After expense reimbursement(6)	1.37%

Portfolio turnover rate(4)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For a Class A Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Does not include income and expenses of investment companies in which the Fund invests.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

For the Period
Inception through
August 31, 2016(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.16
Net realized and unrealized gain on investments	0.81
Total from investment operations	0.97

LESS DISTRIBUTIONS:
From net investment income	(0.14)
From net capital gains	(0.02)
Total distributions	(0.16)
Net asset value, end of period	$10.81

TOTAL RETURN(3)	9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.55%
After expense reimbursement(5)	0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	0.62%
After expense reimbursement(5)	1.62%

Portfolio turnover rate(3)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Financial Highlights

For the Period
Inception through
August 31, 2016(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.12
Net realized and unrealized gain on investments	0.86
Total from investment operations	0.98

LESS DISTRIBUTIONS:
From net investment income	(0.13)
From net capital gains	—
From return of capital	(0.01)
Total distributions	(0.14)
Net asset value, end of period	$10.84

TOTAL RETURN(3)(4)	9.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$2.0

Ratio of expenses to average net assets(6):
Before expense reimbursement(5)	1.92%
After expense reimbursement(5)	0.80%

Ratio of net investment income to average net assets(6):
Before expense reimbursement(5)	0.16%
After expense reimbursement(5)	1.28%

Portfolio turnover rate(4)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For a Class A Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Does not include income and expenses of investment companies in which the Fund invests.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Financial Highlights

For the Period
Inception through
August 31, 2016(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.15
Net realized and unrealized gain on investments	0.86
Total from investment operations	1.01

LESS DISTRIBUTIONS:
From net investment income	(0.15)
From net capital gains	—
From return of capital	(0.01)
Total distributions	(0.16)
Net asset value, end of period	$10.85

TOTAL RETURN(3)	10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$29.9

Ratio of expenses to average net assets(5):
Before expense reimbursement(4)	1.67%
After expense reimbursement(4)	0.55%

Ratio of net investment income to average net assets(5):
Before expense reimbursement(4)	0.40%
After expense reimbursement(4)	1.52%

Portfolio turnover rate(3)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Does not include income and expenses of investment companies in which the Fund invests.

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Financial Highlights

		For the Period
	Year Ended	Inception through
	August 31, 2016	August 31, 2015(1)
Investor Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$9.97	$10.04

INVESTMENT OPERATIONS:
Net investment income	0.15	0.04
Net realized and unrealized loss on investments	(0.03)	(0.07)
Total from investment operations	0.12	(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.04)
From net capital gains	—	—
Total distributions	(0.16)	(0.04)
Net asset value, end of period	$9.93	$9.97

TOTAL RETURN(3)	1.29%	(0.27)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.1	$0.1

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.51%	1.31%
After expense reimbursement(4)	0.70%	0.70%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	0.79%	0.52%
After expense reimbursement(4)	1.60%	1.13%

Portfolio turnover rate(3)	96%	119%

(1)	Inception date of the Investor Class was May 1, 2015.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS SHORT DURATION BOND FUND

Financial Highlights

		For the Period
	Year Ended	Inception through
	August 31, 2016	August 31, 2015(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$9.98	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.17	0.09
Net realized and unrealized loss on investments	(0.04)	(0.02)
Total from investment operations	0.13	0.07

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.09)
From net capital gains	—	—
Total distributions	(0.18)	(0.09)
Net asset value, end of period	$9.93	$9.98

TOTAL RETURN(3)	1.45%	0.71%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$25.6	$40.4

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.26%	1.06%
After expense reimbursement(4)	0.45%	0.45%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	1.04%	0.77%
After expense reimbursement(4)	1.85%	1.38%

Portfolio turnover rate(3)	96%	119%

(1)	Inception date of the Institutional Class was December 16, 2014.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

	For the Period
	Year Ended	Inception through
	August 31, 2016	August 31, 2015(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.45	$11.53

INVESTMENT OPERATIONS:
Net investment income	0.21	0.16
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	1.40	(0.60)
Total from investment operations	1.61	(0.44)

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.18)
From net capital gains	(0.51)	(0.46)
Total distributions	(0.79)	(0.64)
Net asset value, end of period	$11.27	$10.45

TOTAL RETURN(3)(4)	16.40%	(4.28)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.4	$0.4

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.34%	1.32%
After expense reimbursement(5)	1.20%	1.20%

Ratio of net investment income to average net assets:
Before expense reimbursement(5)	1.74%	1.59%
After expense reimbursement(5)	1.88%	1.71%

Portfolio turnover rate(4)	82%	73%

(1)	Inception date of Class A was December 16, 2014.
(2)	For a Class A Share outstanding for the entire period. Prior to September 28, 2015, Class A Shares were known as Investor Class Shares.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

				For the Period
	Year Ended	Year Ended	Year Ended	Inception through
	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.46	$11.91	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.24	0.23	0.34	0.29
Net realized and unrealized gain (loss) on
investments and translations of foreign currency	1.39	(0.94)	1.90	0.24
Total from investment operations	1.63	(0.71)	2.24	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.28)	(0.32)	(0.31)
From net capital gains	(0.51)	(0.46)	(0.23)	— (3)
Total distributions	(0.82)	(0.74)	(0.55)	(0.31)
Net asset value, end of period	$11.27	$10.46	$11.91	$10.22

TOTAL RETURN(4)	16.59%	(6.42)%	22.78%	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$88.1	$75.2	$86.5	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.09%	1.07%	1.07%	1.22%
After expense reimbursement(5)	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets:
Before expense reimbursement(5)	1.99%	1.85%	2.99%	2.79%
After expense reimbursement(5)	2.13%	1.97%	3.11%	3.06%

Portfolio turnover rate(4)	82%	73%	65%	37%

(1)	Inception date of the Institutional Class was September 12, 2012.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS FUNDS

Notes to Financial Statements
August 31, 2016

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Advantus Dynamic Managed Volatility Fund (“Dynamic Managed Volatility Fund”), the Advantus Managed Volatility Equity Fund (“Managed Volatility Equity Fund”), the Advantus Short Duration Bond Fund (“Short Duration Bond Fund”), and Advantus Strategic Dividend Income Fund (“Strategic Dividend Income Fund”) (or collectively, “the Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  Dynamic Managed Volatility Fund and Managed Volatility Equity Fund commenced operations on September 28, 2015.  Costs incurred by the Funds in connection with the organization and initial public offerings of shares were paid by Advantus Capital Management, Inc. (the “Adviser”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Dynamic Managed Volatility Fund achieves its equity exposure by investing primarily in equity securities or in exchange-traded funds (“ETFs”) that invest in equity securities.  The Dynamic Managed Volatility Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund commenced operations on September 28, 2015. The Dynamic Managed Volatility Fund currently offers two classes of shares: Class A and Institutional Class. Class A shares may be subject to a front-end sales charge of up to 5%. Class A shares are also subject to a Rule 12b-1 distribution and servicing fee of 0.25% of daily average net assets.

The Managed Volatility Equity Fund seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The Managed Volatility Equity Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Managed Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. Over time, the Managed Volatility Equity Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Managed Volatility Equity Fund will generally seek to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Managed Volatility Equity Fund commenced operations on September 28, 2015. The Managed Volatility Equity Fund currently offers two classes of shares: Class A and Institutional Class. Class A shares may be subject to a front-end sales charge of up to 5%. Class A shares are also subject to a Rule 12b-1 distribution and servicing fee of 0.25% of daily average net assets.

The investment objective of the Short Duration Bond Fund is current income while preserving capital and maintaining liquidity.  The Short Duration Bond Fund seeks to achieve its objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in bonds.  The Adviser may also invest up to (i) 20% of

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

the Short Duration Bond Fund’s total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”) and (ii) 25% of its total assets in non-U.S. issuers, of which no more than 10% of its total assets in securities denominated in foreign currencies.  The Short Duration Bond Fund commenced operations on December 16, 2014.  The Short Duration Bond Fund currently offers two classes of shares: the Investor Class and Institutional Class.  Investor Class shares are subject to a Rule 12b-1 distribution and servicing fee of 0.25% of daily average net assets.

The investment objective of the Strategic Dividend Income Fund is above average income and long-term growth of capital.  The Strategic Dividend Income Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Strategic Dividend Income Fund’s total assets to real estate securities. The Strategic Dividend Income Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in ETFs, ETNs, Treasury inflated-protected securities (“TIPS”), futures, and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012. The Strategic Dividend Income Fund currently offers two classes of shares, the Class A and Institutional Class. Class A shares may be subject to a front-end sales charge of up to 5%. Class A shares are also subject to a Rule 12b-1 distribution and servicing fee of 0.25% of daily average net assets.

Any reference to the fiscal period for the Dynamic Managed Volatility Fund or the Managed Volatility Equity Fund equals the period since commencement through August 31, 2016.  Any reference to the fiscal period for the Short Duration Bond Fund and Strategic Dividend Income Fund equals the year ended August 31, 2016.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – Each of the Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended August 31, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended August 31, 2016, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended August 31, 2016, the Funds did not incur any interest or penalties.  The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions – The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

The Short Duration Bond Fund will declare daily and pay monthly distributions of net investment income.  The Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, and Strategic Dividend Income Fund will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of MLP and Real Estate Investment Trust (“REIT”) investments, derivatives and the deferral of wash sales.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the period ended August 31, 2016, the following reclassifications were made on the Statements of Assets and Liabilities:

	Undistributed Net	Accumulated Net
	Investment Income (Loss)	Realized Gain (Loss)	Paid-In Capital
Dynamic Managed Volatility Fund	$(37)	$37	$—
Managed Volatility Equity Fund	25,144	—	(25,144)
Short Duration Bond Fund	20,093	(20,093)	—
Strategic Dividend Income Fund	(38,822)	40,732	(1,910)

Distributions received from the Strategic Dividend Income Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Strategic Dividend Income Fund allocates distributions between investment income and return of capital based on estimates.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Strategic Dividend Income Fund.

Distributions received from the Strategic Dividend Income Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Strategic Dividend Income Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Strategic Dividend Income Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Strategic Dividend Income Fund shareholder may represent a return of capital.

Futures Contracts and Options on Futures Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds use futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

percentage of the contract amount. In addition, the Funds earmark liquid securities as collateral when purchasing or selling futures contracts to comply with Trust policies.  Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.  Please refer to Note 4 for more information on derivatives.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class A and Investor Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At August 31, 2016, the Short Duration Bond Fund had investments in illiquid securities with a total value of $2,535,501 or 10.06% of total net assets.  At August 31, 2016, the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund and the Strategic Dividend Income Fund did not hold any illiquid securities.

Information concerning illiquid securities held at August 31, 2016, in the Short Duration Bond Fund is as follows:

Security	Par/Shares	Dates Acquired	Cost Basis
Pitney Bowes International Holdings
Series F	500	2/2015	$531,250
Social Professional Loan Program
Series 2014-B, Class A1	$177,420	1/2015	177,678
Social Professional Loan Program
Series 2014-B, Class A2	49,047	4/2015	49,431
Social Professional Loan Program
Series 2015-A, Class A1	316,133	1/2015	316,133
Wheels SPV
Series 2015-1A, Class A2	418,184	2/2016	414,231

3.  SECURITIES VALUATION

The Funds have adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –
Observable inputs other than quoted prices included in Level 1.  These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Funds’ view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, MLPs and REITs that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are

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Notes to Financial Statements – Continued
August 31, 2016

readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of August 31, 2016:

Dynamic Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$13,226,358	$—	$—	$13,226,358
Corporate Bonds	—	9,078,191	—	9,078,191
Short-Term Investment	3,013,208	—	—	3,013,208
U.S. Government Security	—	2,198,409	—	2,198,409
Mortgage Backed Security	—	782,173	—	782,173
Purchased Put Option	25,350	—	—	25,350
Total investments in securities	$16,264,916	$12,058,773	$—	$28,323,689

As of August 31, 2016, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$39,132	$—	$—	$39,132

Managed Volatility Equity Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$28,509,180	$—	$—	$28,509,180
Short-Term Investment	3,869,220	—	—	3,869,220
Total investments in securities	$32,378,400	$—	$—	$32,378,400

As of August 31, 2016, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$34,465	$—	$—	$34,465

Short Duration Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$12,009,068	$—	$12,009,068
Asset Backed Securities	—	6,453,650	—	6,453,650
U.S. Government Securities	—	3,894,498	—	3,894,498
Mortgage Backed Securities	—	2,368,098	—	2,368,098
Preferred Stock	—	514,063	—	514,063
Short-Term Investment	406,636	—	—	406,636
Total investments in securities	$406,636	$25,239,377	$—	$25,646,013

As of August 31, 2016, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$3,704	$—	$—	$3,704
Short Futures Contracts	(2,318)	—	—	(2,318)
Total Other Financial Instruments	$1,386	$—	$—	$1,386

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

Strategic Dividend Income Fund	Level 1	Level 2	Level 3	Total
REIT Common Stocks	$43,939,575	$—	$—	$43,939,575
Other Common Stocks	13,969,698	—	—	13,969,698
Master Limited Partnerships	11,990,434	—	—	11,990,434
REIT Preferred Stocks	7,486,797	203,357	—	7,690,154
U.S. Government Securities	—	6,671,337	—	6,671,337
Corporate Bonds	—	2,016,291	—	2,016,291
Short Term Investment	679,032	—	—	679,032
Other Preferred Stock	603,669	—	—	603,669
Closed End Fund	481,171	—	—	481,171
Exchange Traded Fund	467,675	—	—	467,675
Total investments in securities	$79,618,051	$8,890,985	$—	$88,509,036

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the investment.

Refer to each Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  During the period ended August 31, 2016, the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, and the Short Duration Bond Fund recognized no transfers between levels.  As of August 31, 2016, the Strategic Dividend Income Fund transferred one security with a total value of $441,653 out of Level 2 into Level 1 due to a change from mean to a close price.  As of August 31, 2016, the Funds did not hold any Level 3 securities.

4.  DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

For the period ended August 31, 2016, the Funds’ average monthly notional values are as follows:

	Purchased	Written	Long	Short
	Option	Option	Futures	Futures
Fund	Contracts	Contracts	Contracts	Contracts
Dynamic Managed Volatility Fund	$7,325	$—	$4,532,950	$404,248
Managed Volatility Equity Fund	—	—	764,925	2,819,650
Short Duration Bond Fund	—	—	4,751,381	1,004,106
Strategic Dividend Income Fund	376	107	202,898	—

Transactions in written options contracts for the period ended August 31, 2016, are as follows:

	Strategic Dividend Income Fund
	Number of Contracts	Premiums Received
Outstanding at August 31, 2015	—	$—
Options written	(197)	(12,135)
Options closed	—	—
Options expired	71	2,554
Option exercised	126	9,581
Outstanding at August 31, 2016	—	$—

As of August 31, 2016, the Dynamic Managed Volatility Fund held 20 long equity futures contracts for delivery in September 2016. The Dynamic Managed Volatility Fund has recorded an unrealized gain of $39,132 as of August 31, 2016, related to these contracts. The Managed Volatility Equity Fund held 27 long equity futures contracts for delivery in September 2016. The Managed Volatility Equity Fund has recorded an unrealized gain of $34,465 as of August 31, 2016, related to these contracts. The Short Duration Bond Fund held 16 long interest futures contracts for delivery in December 2016 and 7 short interest futures contracts for delivery in December 2016. The Short Duration Bond Fund has recorded a net unrealized gain of $1,386 as of August 31, 2016, related to these contracts.

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of derivative instruments as of August 31, 2016 on the Statements of Assets and Liabilities:

Dynamic Managed Volatility Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures	futures contracts	$39,132	futures contracts	$—
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Purchased Options	investments	387	investments	—
Total		$39,519		$—

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

Managed Volatility Equity Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures	futures contracts	$34,465	futures contracts	$—
Total		$34,465		$—

Short Duration Bond Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Interest Rate Contracts – Futures	futures contracts	$1,386	futures contracts	$—
Total		$1,386		$—

The effect of Derivative Instruments on the Statements of Operations for the period ended August 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Options	Futures	Written Options
Equity Contracts	$(121,647)	$851	$—	$(586,558)	$—
Total	$(121,647)	$851	$—	$(586,558)	$—

	Short Duration Bond Fund		Strategic Dividend Income Fund
Derivatives not accounted for as				Purchased	Written
hedging instruments under ASC 815	Futures	Written Options	Futures	Options	Options
Interest Rate Contracts	$(6,242)	$—	$—	$—	$—
Equity Contracts	—	—	(425,097)	(37,828)	2,554
Total	$(6,242)	$—	$(425,097)	$(37,828)	$2,554

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Written
hedging instruments under ASC 815	Futures	Options*	Options	Futures	Options
Equity Contracts	$39,132	$387	$—	$34,465	$—
Total	$39,132	$387	$—	$34,465	$—

	Short Duration Bond Fund		Strategic Dividend Income Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Written Options	Futures	Written Options
Interest Rate Contracts	$54	$—	$—	$—
Equity Contracts	—	—	(143,290)	—
Total	$54	$—	$(143,290)	$—

*	Included in net change in unrealized appreciation on investments as reported on the Statements of Operations.

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial assets and liabilities and the effect of derivative instruments on the Statements of Assets and Liabilities as of August 31, 2016.

Dynamic Managed Volatility Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$28,500	$—	$(28,500)	$28,500	$—	$—

Managed Volatility Equity Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$7,695	$—	$(7,695)	$7,695	$—	$—

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

Short Duration Bond Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$500	$(109)	$391	$—	$—	$391

Liabilities:
Futures Contracts	$109	$(109)	$—	$—	$—	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.  As of August 31, 2016, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.65%
Managed Volatility Equity Fund	0.65%
Short Duration Bond Fund	0.35%
Strategic Dividend Income Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund	Class A	Investor Class	Institutional Class
Dynamic Managed Volatility Fund	0.80%	N/A	0.55%
Managed Volatility Equity Fund	0.80%	N/A	0.55%
Short Duration Bond Fund	N/A	0.70%	0.45%
Strategic Dividend Income Fund	1.20%	N/A	0.95%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any

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Notes to Financial Statements – Continued
August 31, 2016

time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  During the period ended August 31, 2016, the Adviser did not recoup any previously waived fees.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	8/31/2017	8/31/2018	8/31/2019
Dynamic Managed Volatility Fund	$—	$—	$244,455
Managed Volatility Equity Fund	—	—	235,317
Short Duration Bond Fund	—	157,852	217,199
Strategic Dividend Income Fund	87,230	98,887	114,838

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended August 31, 2016, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

Minnesota Mutual Companies, Inc. (“Minnesota Life”) is the parent company of the Adviser.  Minnesota Life performs sub-transfer agency services for the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund.  As compensation for its services, Minnesota Life is entitled to a monthly fee at an annual rate based upon the average value of the shareholder accounts it services.  For the period ended August 31, 2016, the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund paid $1 and $130, respectively, to Minnesota Life.

6.  DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Class A and  Investor Class only.  The Plan permits Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Class A or Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  For the period ended August 31, 2016, the Funds incurred the following expenses pursuant to the Plan:

Fund	Amount
Dynamic Managed Volatility Fund	$294
Managed Volatility Equity Fund	2,552
Short Duration Bond Fund	249
Strategic Dividend Income Fund	798

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Dynamic Managed Volatility Fund	Managed Volatility Equity Fund
	For the Period	For the Period
	Inception through	Inception through
	August 31,	August 31,
	2016(1)	2016(2)
Class A:
Shares sold	17,465	193,696
Shares issued to holders
in reinvestment of dividends	159	1,553
Shares redeemed	—	(5,560)
Increase in Class A
shares outstanding	17,624	189,689
Institutional Class:
Shares sold	2,571,759	2,755,986
Shares issued to holders
in reinvestment of dividends	38,625	30,498
Shares redeemed	(2,228)	(34,254)
Increase in Institutional
Class shares outstanding	2,608,156	2,752,230
Net increase in shares outstanding	2,625,780	2,941,919

(1)	Inception date of the Dynamic Managed Volatility Fund was September 28, 2015.
(2)	Inception date of the Managed Volatility Equity Fund was September 28, 2015.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

	Short Duration Bond Fund		Strategic Dividend Income Fund
	For the	For the Period	For the	For the Period
	Year Ended	Inception through	Year Ended	Inception through
	August 31, 2016	August 31, 2015(3)(4)	August 31, 2016	August 31, 2015(5)
Investor Class:
Shares sold	—	9,960	—	—
Shares issued to holders in
reinvestment of dividends	171	43	—	—
Shares redeemed	—	—	—	—
Increase in Investor Class
shares outstanding	171	10,003	—	—
Class A:
Shares sold	—	—	11,551	35,615
Shares issued to holders in
reinvestment of dividends	—	—	1,617	606
Shares redeemed	—	—	(14,518)	(833)
Increase (Decrease) in Class A
shares outstanding	—	—	(1,350)	35,388
Institutional Class:
Shares sold	2,125	4,031,771	522,503	160,597
Shares issued to holders in
reinvestment of dividends	52,074	35,901	321,788	256,997
Shares redeemed	(1,521,554)	(20,970)	(218,606)	(487,578)
Increase (decrease) in Institutional
Class shares outstanding	(1,467,355)	4,046,702	625,685	(69,984)
Net increase (decrease) in
shares outstanding	(1,467,184)	4,056,705	624,335	(34,596)

(3)	Inception date of the Short Duration Bond Fund’s Investor Class was May 1, 2015.
(4)	Inception date of the Short Duration Bond Fund’s Institutional Class was December 16, 2014.
(5)	Inception date of the Strategic Dividend Income Fund’s Investor Class was December 16, 2014.

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the period ended August 31, 2016, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Dynamic Managed Volatility Fund	$10,026,594	$7,822,396	$20,933,890	$16,907
Managed Volatility Equity Fund	—	—	28,994,875	2,714,556
Short Duration Bond Fund	18,954,142	16,775,924	6,655,083	22,806,417
Strategic Dividend Income Fund	1,495,203	747,442	67,054,500	64,301,820

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2016, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Dynamic Managed Volatility Fund	$2,188,452	$—	$2,188,452	$26,135,237
Managed Volatility Equity Fund	2,241,761	(72,976)	2,168,785	30,209,615
Short Duration Bond Fund	146,715	(78,378)	68,337	25,577,676
Strategic Dividend Income Fund	11,749,153	(1,367,253)	10,381,900	78,127,136

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sale losses and tax partnership basis adjustments outstanding for the Strategic Dividend Income Fund.

At August 31, 2016, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
Dynamic Managed Volatility Fund	$41,666	$—	$(137,270)	$2,188,452	$2,092,848
Managed Volatility Equity Fund	—	—	(492,017)	2,168,785	1,676,768
Short Duration Bond Fund	789	—	(314,147)	68,337	(245,021)
Strategic Dividend Income Fund	24,320	—	(1,604,105)	10,381,900	8,802,115

As of August 31, 2016, the Managed Volatility Equity Fund, Short Duration Bond Fund, and Strategic Dividend Income Fund had short-term capital loss carryovers of $160,761, $303,237, and $1,517,123, respectively, and long-term capital loss carryovers of $331,256, $10,910, and $86,982, respectively, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, 2015, respectively. For the taxable year ended August 31, 2016, the Dynamic Managed Volatility Fund deferred, on a tax basis, post-October losses of $137,270.  The Managed Volatility Equity Fund, Short Duration Bond Fund, and the Strategic Dividend Income Fund did not defer any qualified late year losses.

For the period ended August 31, 2016, the Funds paid the following distributions to shareholders:

	Ordinary	Return of	Long Term
Fund	Income*	Capital	Capital Gains**	Total
Dynamic Managed Volatility Fund	$378,559	$—	$24,816	$403,375
Managed Volatility Equity Fund	317,532	25,144	—	342,676
Short Duration Bond Fund	517,284	—	—	517,284
Strategic Dividend Income Fund	4,163,755	—	1,848,627	6,012,382

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2016

For the period ended August 31, 2015, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$—	$—	$—
Managed Volatility Equity Fund	—	—	—
Short Duration Bond Fund	360,310	—	360,310
Strategic Dividend Income Fund	3,987,034	1,423,220	5,410,254

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2016, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Dynamic Managed Volatility Fund	Minnesota Life Insurance Company	96.7%
Managed Volatility Equity Fund	Minnesota Life Insurance Company	51.9%
Managed Volatility Equity Fund	Pershing LLC	46.2%
Short Duration Bond Fund	Minnesota Life Insurance Company	59.9%
Short Duration Bond Fund	Advantus Capital Management	40.1%
Strategic Dividend Income Fund	Minnesota Life Insurance Company	35.3%
Strategic Dividend Income Fund	Comerica Bank (FBO)	25.9%

11. SUBSEQUENT EVENTS

On September 29, 2016, the Dynamic Managed Volatility Fund paid an income distribution to the Class A in the amount of $740 or $0.0414 per share and to the Institutional Class in the amount of $126,799 or $0.0474 per share.

On September 29, 2016, the Managed Volatility Equity Fund paid an income distribution to the Class A in the amount of $3,189 or $0.0165 per share and to the Institutional Class in the amount of $67,184 or $0.0230 per share.

On September 29, 2016, the Strategic Dividend Income Fund paid an income distribution to the Class A in the amount of $2,036 or $0.0633 per share and to the Institutional Class in the amount of $551,398 or $0.0700 per share.

On October 13, 2016, the Board of Trustees approved certain changes regarding the Advantus Short Duration Bond Fund, which will become effective December 29, 2016.  The Fund will change its name to the Advantus Strategic Credit Income Fund.  The Fund’s investment objective will change to maximize risk-adjusted total returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index.  The Fund’s Investor Class shares will be renamed Class A shares.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS FUNDS

Report of Independent Public Accounting Firm

To the Shareholders of Advantus Funds and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open futures contracts, of Advantus Dynamic Managed Volatility Fund, Advantus Managed Volatility Equity Fund, Advantus Short Duration Bond Fund, and Advantus Strategic Dividend Income Fund (“Advantus Funds” or the “Funds”), each a series of Managed Portfolio Series, as of August 31, 2016, and the related statements of operations for the year or period then ended, and the statements of changes in net assets, and the financial highlights for the years or periods ended August 31, 2016 and 2015.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods ended prior to August 31, 2015, were audited by other auditors whose report dated October 28, 2014, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Advantus Funds as of August 31, 2016, the results of their operations, changes in their net assets, and their financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2016

ADVANTUS FUNDS

Additional Information (Unaudited)
August 31, 2016

Trustees and Officers

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA	Lead	Indefinite	36	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Officer, Robert W. Baird	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	(15 Portfolios)
Year of Birth: 1946	and Audit			(2000-2011).	(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).
David A. Massart	Trustee	Indefinite	36	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	(15 Portfolios)
Year of Birth: 1967	Committee			Management, Inc.	(2012-Present).
	Chairman			(2005-Present).
David M. Swanson	Trustee	Indefinite	36	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202		April 2011		Marketing, LLC	Investment Trust
Year of Birth: 1957				(2006-Present);	(9 Portfolios)
				Executive Vice President,	(2006-Present);
				Calamos Investments	Independent Trustee,
				(2004-2006).	RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	36	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Year of Birth: 1958
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI	Principal	January 2011		LLC (2002-Present).
53202	Executive
Year of Birth: 1957	Officer
Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
August 31, 2016

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Officers
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Year of Birth: 1973	Financial
Officer
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Term; Since		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202		August 2015		Services, LLC (2006-Present).
Year of Birth: 1965
Thomas A. Bausch, Esq.	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2016-Present);
Year of Birth: 1979				Associate, Godrey &
Kahn S.C. (2012-2016);
Graduate, University of
Wisconsin Law School
(2009-2012).
Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973
Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981
Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present).
Year of Birth: 1970

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
August 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 50.09%, 100%, 5.92%, and 24.44% for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, Short Duration Bond Fund and Strategic Dividend Income Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2016 was 47.17%, 37.04%, 5.92%, and 23.54% for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, Short Duration Bond Fund and Strategic Dividend Income Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Funds was 0% and 31.01% for the Short Duration Bond Fund and Strategic Dividend Income Fund, respectively.

ADVANTUS FUNDS

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19130

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended August 31, 2016 and August 31, 2015, the Fund’s principal accountant was Cohen & Company. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$59,000	$29,500
Audit-Related Fees	$0	$0
Tax Fees	$12,000	$6,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2016	FYE 8/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     November 4, 2016

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     November 4, 2016

* Print the name and title of each signing officer under his or her signature.